COLT SECURITIZATION DEPOSITOR, LLC ABS-15G

Exhibit 99.21

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Digital Risk, LLC (“Digital Risk”), a third party due diligence provider, performed the review described below on behalf of its client, Lone Star Residential Acquisitions, LLC (“Client”). The review included a total of 2 newly originated residential mortgage loans, in connection with the securitization identified as COLT 2025-12 (the “Securitization”). The review began on August 1, 2025 and concluded on November 17, 2025.

Scope of Review

DUE DILIGENCE REVIEWS – DSCR Loans:

A.	CREDIT REVIEW.

“Credit Review” means that Digital Risk performed a re-underwriting review of Loans to verify compliance with the applicable Client Guidelines in effect at the time of Loan origination and ensure the characteristics used by the underwriter were supported by the file documentation; and that any Loans outside of those Client Guidelines contain legitimate and approved exceptions with compensating factors. The “Credit Review” included the following:

1.	Review Initial & Final Application

a.	Check application for completeness. Determine whether the information in the preliminary Loan application, final application, and all credit documents is consistent.
b.	Validate Social Security/Taxpayer Identification number is valid
c.	Compare data on final form 1003 with the data from verifications
d.	Form is Complete, Signed, Dated, on or before loan consummation date,

2.	Review Approval Conditions

a.	Underwriting decision is supported (manual underwrite credit conditions have been satisfied prior to closing the approved Loan package)
b.	Validation of assets/funds to close
c.	Validation of DSCR or qualification method and LTV calculations

3.	Review Occupancy/Red Flags

a.	Occupancy is supported
b.	Occupancy Red Flags adequately addressed

4.	Verification of Borrower Original and Audit Credit Report

a.	Validate names, social security number(s), and addresses
b.	AKA’s investigated and cleared
c.	Acceptable credit history and credit score requirements in conformance with Goldman’s guidelines.

5.	Order and Reviews Risk IQ Report (if requested)

a.	Validates Social Security number and year issued
b.	Verifies address information associated with the Borrower (s)
c.	Confirms OFAC clearances
d.	Identifies bankruptcy filings with the Borrower(s) name.

6.	Verification of Borrower Asset Information

a.	Income
i.	lease agreement or market survey for rental income
ii.	Validate borrowers monthly gross income
iii.	Validate DSCR Calculation of rent per lease or comparable rent schedule from appraisal divided by the subject total PITIA payment – DSCR If Lease and comparable rent payments differ Digital Risk will refer to the client guidelines for further guidance.
b.	Assets
i.	Confirm adequate funds to cover required down payment and closing costs and reserves
ii.	Check dates for document expiration

7.	Review Sales Contract

a.	Complete and executed
b.	Earnest Money Deposit verified
c.	Parties are consistent
d.	Seller contributions are within guidelines

8.	Hazard and Flood (if applicable)

a.	Verify sufficient coverage
b.	Verify coverage is for subject
c.	Validate all premiums are included in DSCR and any required upfront premium is paid

9.	Review Title Commitment/Policy

a.	Vesting correct
b.	Lien position
c.	Legal description
d.	Validate no encumbrances

10.	Review Closing Documents.

a.	Review security documents to ensure the Loan was closed in accordance with approval and with all required signatures
b.	Correct and complete instruments
c.	Review Settlement Statement
d.	Right to Cancel (if applicable)

B.	Valuation Review

1.	Review Appraisal

a.	Digital Risk’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. Digital Risk’s review included verifying the appraisal report:

b.	On the appropriate appraisal form:

i.	All elements of appraisal are present
ii.	Ensure all applicable Loan documents match appraisal information
iii.	Property is acceptable collateral for Loan program
iv.	Completed by an appraiser that was actively licensed to perform the valuation
v.	Completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, or if the appraisal was performed for another lender, the file contains evidence that Client approved use of that appraisal
vi.	The original appraisal report is made and signed prior to the final approval of the closing of the loan. Any revisions, if made known to Digital Risk, to the original report are documented and dated completed and dated within the guideline’s restrictions,
vii.	The original appraisal is ‘As is' or Inspection received including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.
viii.	Determine whether the appraised value is supported at or within 10% variance based on a third-party valuation product. If a third-party valuation product is in file, but notes a variance above 10% or an inconclusive value, Digital Risk will review third-party products in the file to ensure the correct value was applied per Client Guidelines
ix.	With regard to the use of comparable properties, Digital Risk’s review will (a) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (b) confirm the property value and square footage of the subject property was bracketed by comparable properties, (c) verify that comparable properties used are similar in size, style, and location to the subject, and (d) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.
x.	Other aspects of Digital Risk’s review include (i) verifying that the address matched the mortgage note, (ii) if requested, noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that if there are negative external factors, there is support in the loan file of the Client’s approval to waive the factor; and (vi) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.

c.	If more than one valuation was provided, Digital Risk will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, Digital Risk will create an exception and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in Digital Risk’s review result in a variance of more than 10% then the Client will be notified of such variance.

d.	Digital Risk will confirm to the extent possible, that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, Digital Risk will review the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were documented and that pictures were provided and were accurate.

e.	In addition, Digital Risk will access the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

C.	Compliance Review

“Compliance Review” means that Digital Risk reviewed each Loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the Loan complied with the applicable Federal, State, and local regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.

1.	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (for applicable Owner Occupied Properties):
a.	Failure to provide the right of rescission notice;
b.	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
c.	errors in the right of rescission notice;
d.	failure to provide the correct form of right of rescission notice;
e.	failure to provide the three (3) business day rescission period; and
f.	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
2.	TILA (for applicable Owner Occupied Properties)
a.	Higher-priced Mortgage Loan (§1026.35):
i.	APR threshold test; and
ii.	Compliance with the escrow account and appraisal requirements.

3.	Business Purpose Loan Compliance Review
a.	Non-Owner Occupied Declaration Disclosure
i.	Verify reflects correct address
ii.	Verify application address is different from subject property
iii.	Verify executed by all borrowers
b.	Review Note accuracy and properly executed
c.	Review Mortgage and applicable riders for accuracy and properly executed
d.	Occupancy Letter (must state that borrower(s) will not reside in the property for more than 14 days on any calendar year, and be acknowledged by the consumer).
e.	HMDA section (Information for Government Monitoring Purposes) of the application (initial and/or final)
f.	If property is in a flood zone, Flood Notice must be provided prior to closing
g.	Right to Receive Copy of Appraisal or Appraisal Waiver Disclosure
h.	Letter of Explanation detailing the use of proceeds.
i.	Borrower's statement of purpose for the loan.
j.	State License requirements when applicable
k.	State Predatory lending and high cost when applicable

4.	Exclusions. Digital Risk reviews do not test for:
a.	Technical formatting of disclosures.
b.	Other Post-consummation disclosures, including Escrow Closing Notice; and Mortgage servicing transfer and partial payment notices.
c.	For Loans made by an FDIC-supervised institution or servicer, extended or renewed on or after January 1, 2016, whether prohibited fees were collected prior to the initial LE being issued
d.	Whether any fee is a “bona fide” fee for third-party services
e.	Whether the loans comply with all federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.

1.	QM/ATR Credit Review – (If applicable)

Loans with application dates after January 10, 2014 are subject to the Qualified Mortgage (“QM”) rule and the Ability to Repay (“ATR”) rule under Regulation Z – the Truth in Lending Act. For these Loans, Digital Risk will (a) confirm that the originator/aggregator provided a QM designation, and (b) review the Loan for the eight (8) key underwriting factors described in sub-sections (a) – (h) below that are required pursuant to the ATR rule (an “ATR Review”).

a.	Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, excluding investment properties, as set forth below:
i.	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c)) as evaluated based on the applicable investor guidelines;
ii.	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
iii.	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

iv.	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).
b.	Digital Risk will review applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation of QM, Non- QM, or exempt from ATR. Digital Risk determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, Digital Risk notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, Digital Risk notes if an originator mortgage loan designation was not provided.
c.	Digital Risk utilizes the following designations for applicable loans: QM designations: QM Safe-Harbor, Temporary QM, Non-QM, QM Rebuttal Presumption and ATR Designations: ATR Compliant, ATR Exempt and ATR Fail.
d.	With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, Digital Risk reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.
e.	If a mortgage loan was designated as QM, Digital Risk reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph.

For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, Digital Risk then determines whether the mortgage loan is a Safe Harbor QM or QM Rebuttable Presumption by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

f.	For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, Digital Risk then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements, as defined within the applicable underwriting guidelines, and provides a due diligence designation of Non-QM indicating compliant, ATR risk indicating it may not be compliant, or ATR Fail, indicating it is non- compliant.

g.	Digital Risk reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and will verify such information using reasonably reliable third- party records, at or before consummation:
i.	Income / Assets - Recalculate borrower(s)’s monthly gross income, and validate funds required to close and required reserves, to Confirm that the borrower has current or reasonably expected income or assets (other than the value of the property that secures the Loan) that the borrower will rely on to repay the Loan.
●	Review Loan documentation for required level of income and asset verifications.
ii.	Employment - Review file documentation for required level of employment
iii.	Monthly Mortgage Payment: Confirm that the correct program, qualifying rate, and terms were used to calculate projected monthly mortgage payment.
iv.	Simultaneous Loans - Ensure that all concurrent Loans were included in the debt- to-income ratio (“DTI”) calculation, to properly assess the ability to repay.
v.	Mortgage-Related Obligations - Validate that the subject Loan monthly payment calculation includes principle, interest, taxes, and insurance (“PITI”), as well as other costs related to the property such as homeowners’ association (“HOA”) fees, private mortgage insurance (“PMI”), ground rental fees, etc.
vi.	Debts / Obligations - Validate monthly recurring non-mortgage-related liabilities
vii.	DTI / Residual Income - Validate debt-to-income ratio (DTI), or “residual income,” based upon all mortgage and non-mortgage obligations, calculated as a ratio of gross monthly income, based on documentation provided in the file.
viii.	Credit History - Review credit report for credit history and required credit depth, including any / all inquiries, and Determine a representative credit score from the credit report

2.	General QM for any loans originated under the GQM Rule – (If applicable)

Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to $110,260;
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to $66,156 but less than $110,260; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than $66,156.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to $66,156; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than $66,156.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home1 with a loan amount equal to or greater than $110,260; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than $110,260.

i.	Consider Income and Assets:

o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.

ii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;
ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Data Discrepancy Report

As part of the Credit and Compliance Reviews, Digital Risk captured data from the source documents and compared it to a data tape provided by Client. Digital Risk provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by Digital Risk during the diligence process. Tape values that are blank indicate that the data was not provided on the provided data tape but Digital Risk captured it during the review. The percentages are based on a population of 2 loans. The table below reflects the discrepancies inclusive of the blank data fields:

Fields Reviewed	Discrepancy Count	Percentage
Amortization Term in Months	2	100.00%
Debt Service Coverage Ratio	2	100.00%
Original Qualifying FICO Score	1	50.00%
Origination/Note Date	1	50.00%

Summary of Results

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	0	$0.00	0.00%
Event Grade B	2	$5,118,000.00	100.00%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	2	$5,118,000.00	100.00%
Credit Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	0	$0.00	0.00%
Event Grade B	2	$5,118,000.00	100.00%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	2	$5,118,000.00	100.00%
Compliance Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	1	$1,118,000.00	50.00%
Event Grade B	1	$4,000,000.00	50.00%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	2	$5,118,000.00	100.00%
Valuation Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	2	$5,118,000.00	100.00%
Event Grade B	0	$0.00	0.00%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	2	$5,118,000.00	100.00%

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan complies with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan complies with all material applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The valuation methodology complies with applicable underwriting guidelines and the value is supported within 90% of the original appraisal by the first third party valuation product. The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B

The valuation methodology does not meet applicable published guidelines for the program. The value is not supported within 90% of the original appraisal by the first third party valuation product but a second third party valuation product is provided and does support original appraised value within 90%.

The value is not supported within 90% of the original appraisal by the first third party valuation product; a second third party valuation product is provided and does not support the original appraised value within 90%; a third party value reconciliation product is then provided which reconciles the appraisal, first, and second valuation products, and supports within 90% of the appraisal. When a reconciliation supports the appraisal, first and second valuation products, the lower of the appraised value, purchase price for purchases, and reconciliation value will be used to establish lending value.

The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.

C	The valuation methodology does not meet every applicable published guideline for the program. The value is not supported within 90% of the original appraisal by any of the third-party valuation products or the reconciliation.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.